UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2012

WATSON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 1, 2012, Watson Pharmaceuticals, Inc., a Nevada corporation (“Watson” or the “Company”), filed a Current Report on Form 8-K to report, among other items, the completion of the transactions contemplated by that certain Sale and Purchase Agreement (the “Purchase Agreement”), dated as of April 25, 2012, by and among, Watson, Watson Pharma S.à r.l., a company incorporated in Luxembourg and wholly-owned subsidiary of Watson (the “Purchaser”), Actavis Acquisition Debt S.à r.l., a company incorporated in Luxembourg (the “Vendor”), Nitrogen DS Limited, a company incorporated in the British Virgin Islands, Landsbanki Islands hf., a company incorporated in Iceland, ALMC Eignarhaldsfélag ehf., a company incorporated in Iceland, ALMC hf., a company incorporated in Iceland, Argon Management S.à r.l., a company incorporated in Luxembourg, the Managers party thereto and Deutsche Bank AG, London Branch, a branch of a company incorporated under the laws of the Federal Republic of Germany. Pursuant to the Purchase Agreement, the Purchaser acquired (i) the entire issued share capital of Actavis, Inc., Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. (collectively, the “Actavis Group”), and (ii) all the rights of the Vendor in certain indebtedness of the Actavis Group.

In this Current Report on Form 8-K, the Company is incorporating by reference certain historical and pro forma financial information relating to the acquisition of the Actavis Group.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l.

The combined/consolidated financial statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. as of December 31, 2011, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2011 and the combined condensed interim financial statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. as of June 30, 2012 and 2011 and for each of the six month interim periods in the two year period ended June 30, 2012 are incorporated by reference in Exhibit 99.1 hereto and herein.

(b)	Pro Forma Financial Statements

The unaudited pro forma condensed combined balance sheet of Watson Pharmaceuticals, Inc., as of June 30, 2012, and the unaudited pro forma combined statements of operations of Watson Pharmaceuticals, Inc., for the six months ended June 30, 2012 and for and as of the year ended December 31, 2011 are incorporated by reference in Exhibit 99.2 hereto and herein.

(d)	Exhibits:

Exhibit No.	Exhibit

99.1	Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. Audited Combined/Consolidated Financial Statements and Unaudited Combined Condensed Interim Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

99.2	Watson Pharmaceuticals, Inc. Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
	Name:	David A. Buchen, Esq.
	Title:	Chief Legal Officer – Global

EXHIBIT INDEX

Exhibit No.	Description

99.1	Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. Audited Combined/Consolidated Financial Statements and Unaudited Combined Condensed Interim Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

99.2	Watson Pharmaceuticals, Inc. Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).